                                                                  CONFORMED COPY

                      AMENDMENT NO. 4 TO CREDIT AGREEMENTS

         AMENDMENT NO. 4 dated as of November 21, 2001 to each of the Second Amended and Restated Credit Agreement (as previously amended by Amendment No. 1 to Credit Agreements ("Amendment No. 1") dated as of September 18, 2000, Amendment No. 2 to Credit Agreements ("Amendment No. 2") dated as of May 9, 2001 and Amendment No. 3 to Credit Agreements ("Amendment No. 3") dated as of September 27, 2001, the "Second AR Credit Agreement") and the Credit Agreement (as previously amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3, the "June 2000 Credit Agreement"; the Second AR Credit Agreement and the June 2000 Credit Agreement are together the "Credit Agreements" and each is individually a "Credit Agreement"), each dated as of June 26, 2000 among Young Broadcasting Inc., a Delaware corporation (the "Borrower"), the banks and other financial institutions listed on the signature pages thereof, Bankers Trust Company, as Administrative Agent (in such capacity, the "Administrative Agent") and, in the case of the Second AR Credit Agreement only, as Issuing Bank, and First Union National Bank and CIBC World Markets Corp., as Syndication Agents.


                              W I T N E S S E T H:

         WHEREAS, the Borrower has asked the Lenders under each Credit Agreement to agree to certain amendments to the covenants contained in the Credit Agreements, and the Lenders are willing to do so on the terms and conditions set forth herein; and

         WHEREAS, the Borrower intends to issue Permitted Senior Unsecured Debt (as defined herein) on the terms set forth in this Amendment No. 4 and the Lenders are willing to permit such issuance on the terms and conditions set forth herein; and

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01. Definitions. As used herein, (i) capitalized terms
                       -----------
defined in, or defined by reference in, both Credit Agreements with identical meanings and not otherwise defined herein, have the respective meanings provided for in the Credit Agreements, and (ii) capitalized terms not otherwise defined herein that are defined in, or by reference in, one of the Credit Agreements and not defined in the other Credit

Agreement, have the respective meanings provided for in the Credit Agreement wherein such term is defined.

                                   ARTICLE II

                                    AMENDMENT

         SECTION 2.01. Amendment to Definitions. (a) Section 1.01 of each of the
                      ------------------------
Credit Agreements is amended by inserting the following definitions in appropriate alphabetical order:

                  "Amendment No. 4" means Amendment No. 4 to Credit Agreements dated as of November 21, 2001 among the Borrower, the banks and other financial institutions listed on the signature pages thereof, the Administrative Agent and the Syndication Agents.

                  "Interest Reserve Borrowing" means a Revolving Facility Borrowing in the smallest multiple of $100,000 that is more than the Permitted Interest Reserve Amount, to be borrowed no earlier than the Domestic Business Day immediately preceding the date the Permitted Senior Unsecured Debt is issued and the proceeds of which are used to the extent necessary to fund the Permitted Interest Reserve Account.

                  "1996 Subordinated Notes Indenture" means the Indenture dated as of January 1, 1996, as supplemented, among the Borrower, as issuer, each of the Subsidiaries of the Borrower named therein as the Initial Guarantors, as guarantors thereunder, and State Street Bank and Trust Company, as trustee.

                  "Permitted Interest Reserve Account" means an account with the trustee under the Permitted Senior Unsecured Debt Indenture, in which will be initially deposited an amount equal to the Permitted Interest Reserve Amount; such deposit and the maintenance of the Permitted Interest Reserve Account is agreed not to constitute a violation of
         Section 5.02(h) of each Credit Agreement.

                  "Permitted Interest Reserve Amount" means an amount equal to the first four regularly scheduled interest payments on the Permitted Senior Unsecured Debt (assuming no prepayment of the principal amount thereof).

                  "Permitted Senior Unsecured Debt" means a one-time issuance of Debt in a minimum aggregate principal amount of $200,000,000 for which the Borrower is directly and primarily liable, but which may be guaranteed by any one or more Guarantors (provided that any obligations of any Guarantor in respect thereof are not secured by any Lien), and which (w) has a maturity date no earlier than June 15, 2007; (x) is not secured by any Lien (except the Permitted

         Senior Unsecured Debt Lien); (y) is subject to a requirement that the Borrower establish the Permitted Interest Reserve Account and permits the Borrower to pay the first four regularly scheduled interest payments on the Permitted Senior Unsecured Debt out of the Permitted Interest Reserve Account (with no obligation by the Borrower to pay any other amount in respect of regularly scheduled interest on the Permitted Senior Unsecured Debt so long as funds are available in the Permitted Interest Reserve Account); and (z) has terms (including mandatory redemption, covenants, events of default and permitted investments for moneys in the Permitted Interest Reserve Account (which in any event must constitute Temporary Cash Investments)) in addition to those in clauses (w) through (y) above that are reasonably satisfactory to the Agents in their sole discretion; provided that at least two (2) Domestic Business Days prior to the incurrence of such Debt, the Borrower shall have delivered to each of the Lenders (i) a compliance certificate, substantially in the form of Exhibit J, certifying the Borrower's compliance with the provisions of this Agreement set forth in Exhibit J, as of the most recent date for compliance prior to the date of such certificate, after giving effect on a Pro Forma Basis to the incurrence of such Debt and (ii) a report of the chief financial officer of the Borrower, in a form and providing sufficient detail and justification for the information provided therein, including assumptions, as shall be found to be reasonable by each of the Agents in its sole good faith discretion, after completion of reasonable due diligence, establishing that after giving effect to the incurrence of such Debt, the Borrower shall be in compliance at the end of each fiscal year until the Termination Date (determined without regard to any potential but not yet fixed acceleration thereof or account of any failure to Refinance) with the covenants contained in Sections 5.01(l), 5.01(m), 5.01(n), 5.01(o), 5.02(a), 5.02(b), 5.02(d),
         5.02(f), 5.02(g) and 5.02(h).

                  "Permitted Senior Unsecured Debt Documents" means the Permitted Senior Unsecured Debt Indenture and any other documents governing the Permitted Senior Unsecured Debt.

                  "Permitted Senior Unsecured Debt Indenture" means the indenture under which notes evidencing the Permitted Senior Unsecured Debt are issued.

                  "Permitted Senior Unsecured Debt Lien" means the Lien in favor of the trustee under the Permitted Senior Unsecured Debt Indenture in respect of the Permitted Interest Reserve Account and the moneys and other property therein.

                  "Senior Secured Debt" means, as of any date, the aggregate unpaid principal amount on such date of all Debt of the Borrower or any Subsidiary secured by any Lien, other than Debt secured by a Lien which is junior and subordinate to the Liens created by or pursuant to the Loan Documents.

                  "Total Cash Interest Expense" means for any period Total Interest Expense for such period calculated without including any interest payments on the Permitted Senior Unsecured Debt made during such period by application of moneys in the Permitted Interest Reserve Account.


         (b) The definition of "Applicable Premium Percentage" in Section 1.01 of the June 2000 Credit Agreement is amended by replacing the phrase "prior to the second anniversary of the Closing Date" with the phrase "on or prior to December 31, 2002."

         (c) The definition of "Mandatory Prepayment Excess Amount" in the Second AR Credit Agreement is amended by inserting the following proviso immediately before the period at the end thereof:

         ", and provided further that the Mandatory Prepayment Excess Amount in connection with the issuance of the Permitted Senior Unsecured Debt shall be zero regardless of the amount that would otherwise be applicable without regard to this proviso"

         (d) The definition of "Net Proceeds" in Section 1.01 of each of the Credit Agreements is amended by inserting ", Permitted Senior Unsecured Debt" immediately after each of the references to "equity securities" therein.

         (e) The definition of "1996 Subordinated Notes Documents" in Section
1.01 of each of the Credit Agreements is amended by deleting all text in the definition after the phrase "means the 1996 Subordinated Notes and the" and adding "1996 Subordinated Notes Indenture" immediately after such phrase.

         (f) The definition of "Permitted Liens" in Section 1.01 of each of the Credit Agreements is amended by deleting "and" at the end of clause (x) and inserting the following new clauses (xii) and (xiii) immediately after clause
(xi) thereof:

                  "(xii)   the Permitted Senior Unsecured Debt Lien; and

                  (xiii) Liens securing the Capital Lease Obligations permitted by clause (D) of Section 5.02(b)(vi);"

         (g) The definition of "Permitted Subordinated Debt" in Section 1.01 of each of the Credit Agreements is amended by replacing the reference to "fifteen
(15) days" with the phrase "two (2) Domestic Business Days".

         (h) The definition of "Related Documents" in Section 1.01 of each of the Credit Agreements is amended by adding the phrase "the Permitted Senior Unsecured Debt Documents," immediately after the phrase "the Acquisition Documents," therein.

         SECTION 2.02. Revolving Facility Commitments Reduction. On the date the Permitted Senior Unsecured Debt is issued (but after the Borrower has made the Interest Reserve Borrowing), Appendix I to the Second AR Credit Agreement shall be immediately and automatically amended to decrease the Revolving Facility Commitment amount of each Lender on a pro rata basis (allocated in proportion to the outstanding principal amount of the Revolving Advances of such Lender) such that the total Revolving Facility Commitment of all Lenders (after giving effect to any prior reduction thereof) is reduced to $100,000,000 in the aggregate.

         SECTION 2.03.  Additional Mandatory Prepayment.  (a) Section 2.09(b) of
                        -------------------------------
the June 2000 Credit Agreement is amended by inserting the following clause
(vi) immediately after clause (v) thereof:

                  "(vi) If on any date the Borrower shall issue the Permitted Senior Unsecured Debt, then within four Eurodollar Business Days after the date on which the Borrower shall issue the Permitted Senior Unsecured Debt, the Borrower shall prepay (A) first, the full outstanding principal amount of the Term Loan A Advances, then (B) an outstanding principal amount of the Term Loan B Advances equal to the remainder of the Net Proceeds of such issuance after deduction of (1) an amount equal to the prepayment in full of the Other Term Loan A Advances required pursuant to Section 2.09(b)(vi)(A) of the Existing Credit Agreement and (2) an amount equal to the prepayment of the Revolving Advances (as defined in the Existing Credit Agreement) required pursuant to Section 2.09(b)(vi)(B) of the Existing Credit Agreement on account of such issuance. The Borrower shall pay the principal amount to be prepaid together with accrued interest thereon to the date of prepayment, in the case of Term Loan B Advances, any premium payable pursuant to Section 2.09(e), and all amounts then owing under Section 2.12 in respect of such prepayment and such prepayment shall be applied, in the case of the prepayment of Term Loan B Advances, to reduce ratably all then remaining unpaid installments of principal of the Term Loan B Advances (based on the schedule set forth in Section 2.04, as the amounts therein may have been reduced or increased from time to time in accordance with this Agreement)."

         (b) Section 2.09(b) of the Second AR Credit Agreement is amended by inserting the following clause (vi) immediately after clause (v) thereof:

                  "(vi) If on any date the Borrower shall issue the Permitted Senior Unsecured Debt, then within four Eurodollar Business Days after the date on which the Borrower shall issue the Permitted Senior Unsecured Debt, the Borrower shall prepay (A) first, the full outstanding principal amount of the Term Loan A Advances, and (B) second, an outstanding principal amount of the Revolving Advances equal to the sum of the Interest Reserve Borrowing and an additional outstanding principal amount of the Revolving Advances of

         $40,000,000 or such lesser amount as is required to cause the aggregate outstanding principal amount of the Revolving Advances, after giving effect to repayment of the Interest Reserve Borrowing, to equal $30,000,000 (but no reduction in the Revolving Facility Commitments other than as required by Section 2.02 of Amendment No. 4 shall be required in connection with such prepayment). The Borrower shall pay the principal amount to be prepaid together with accrued interest thereon to the date of prepayment, and all amounts then owing under
         Section 2.12 in respect of such prepayment."

         (c) For the avoidance of doubt, the parties hereto note that clause
(vi) has been added to Section 2.09(b) of the June 2000 Credit Agreement by this Amendment at the requirement of the Majority Lenders in conjunction with, and as a condition to, their permitting the Borrower to incur the Permitted Senior Unsecured Debt, and Section 2.09(c) of the June 2000 Credit Agreement is not intended to be extended to, and shall not apply to, any prepayment required thereby.

         SECTION 2.04. Prepayment Premium. Section 2.09(e) of the June 2000 Credit Agreement is amended by (a) replacing the phrase "prior to the second anniversary of the Closing Date" with the phrase "on or prior to December 31, 2002" and (b) replacing the "or" immediately after the reference to "2.09(b)(ii)" with a comma and inserting "or (vi)" immediately after the reference to "(iii)" therein.

         SECTION 2.05.  Amendment to Pro Forma Debt Service Coverage Ratio.
                        --------------------------------------------------
Section 5.01(l) of each of the Credit Agreements is amended and restated in its entirety to read as follows:

                  "(l) Pro Forma Debt Service Coverage. Subject to Section
                       -------------------------------
         5.01(p), cause, at all times, the ratio of (i) Operating Cash Flow minus Capital Expenditures (other than Digital Capital Expenditures), in each case for the four consecutive Fiscal Quarters then most recently ended, to (ii) Pro Forma Debt Service at such time to be not less than 1.10x, except in the case of the four consecutive Fiscal Quarters ended on each of December 31, 2001, March 31, 2002 and June 30, 2002, in which case such ratio shall not be less than 1.00x, and the four Fiscal Quarters ended September 30, 2002, in which case such ratio shall not be less than 1.05x."

         SECTION 2.06. Amendment to Interest Coverage Ratio. Section 5.01(m) of
                       ------------------------------------
each of the Credit Agreements is amended by (a) inserting the phrase "Subject to
Section 5.01(p)" immediately before the word "Cause" at the beginning thereof and (b) amending and restating the table contained therein to read in its entirety as follows:

              Fiscal Quarter Ending                         Required Ratio
              ---------------------                         --------------
              December 31, 2001                                      1.20x

              Fiscal Quarter Ending                         Required Ratio
              ---------------------                         --------------
              March 31, 2002                                         1.20x

              June 30, 2002                                          1.20x

              September 30, 2002                                     1.20x

              December 31, 2002                                      1.25x

              March 31, 2003                                         1.50x

              June 30, 2003                                          1.50x

              September 30, 2003                                     1.50x

              December 31, 2003                                      1.65x

              March 31, 2004                                         1.65x

              June 30, 2004                                          1.65x

              September 30, 2004                                     1.65x

              December 31, 2004                                      1.65x

              March 31, 2005 and                                     1.75x
               thereafter

         SECTION 2.07. Amendment to Senior Debt to Operating Cash Flow Ratio.
                       -----------------------------------------------------
Section 5.01(n) of each of the Credit Agreements is amended by (a) inserting the phrase "Subject to Section 5.01(p)" immediately before the word "Cause" at the beginning thereof, and (b) replacing the table contained therein to read in its entirety as follows:


             Fiscal Quarter Ending                            Required Ratio
             ---------------------                            --------------

             December 31, 2001                                       3.00x

             March 31, 2002                                          3.00x

             June 30, 2002                                           3.00x

             September 30, 2002                                      3.00x

             December 31, 2002                                       2.75x

             March 31, 2003                                          2.50x

             June 30, 2003                                           2.50x

             September 30, 2003                                      2.50x

             December 31, 2003                                       2.50x

             March 31, 2004                                          2.25x

             June 30, 2004                                           2.25x

             September 30, 2004                                      2.25x

             December 31, 2004                                       2.25x

             March 31, 2005                                          2.00x
             and thereafter


         SECTION 2.08. Amendment to Debt to Operating Cash Flow Ratio. Section
                       ----------------------------------------------
5.01(o) of each of the Credit Agreements is amended by (a) inserting the phrase "Subject to Section 5.01(p)" immediately before the word "Cause" at the beginning thereof, (b) adding the phrase "commencing with the Fiscal Quarter ending on March 31, 2003," immediately after the "(ii)" contained therein, and
(c) amending and restating the table contained therein to read in its entirety as follows:

                               Fiscal Quarter                       Required
                                  Ending                             Ratio
                               -------------                        --------

              March 31, 2003                                           7.00x

              June 30, 2003                                            6.50x

              September 30, 2003                                       6.50x

              December 31, 2003                                        6.25x

              March 31, 2004                                           6.25x

              June 30, 2004                                            5.75x

              September 30, 2004                                       5.75x

              December 31, 2004                                        5.75x

              March 31, 2005 and thereafter                            5.25x


         SECTION 2.09. Financial Covenant Levels upon Issuance of Permitted
                       ----------------------------------------------------
Senior Unsecured Debt. Section 5.01 of each of the Credit Agreements is amended
---------------------
by inserting the following new subsection (p) immediately after subsection (o) thereof, and re-lettering subsections (p) through (v) accordingly:

                  "(p) Change in Covenants upon Issuance of Permitted Senior Unsecured Debt. In the event the Borrower issues the Permitted Senior Unsecured Debt, commencing with the first Fiscal Quarter ending on or after the date of issuance of the Permitted Senior Unsecured Debt: (i) subsection (l) of this Section 5.01 shall be amended and restated in its entirety to read as follows:

                           (l) Pro Forma Debt Service Coverage. Cause, at all times, the ratio of (i) Operating Cash Flow minus Capital Expenditures (other than Digital Capital Expenditures), in each case for the four consecutive Fiscal Quarters then most recently ended, to(ii) Pro Forma Debt Service at such time to be not less than 1.10x.

                  (ii) Section 5.01(m) shall be amended and restated in its entirety to read asfollows:

                           (m) Cash Interest Coverage. Cause, as of the last day of each Fiscal Quarter set forth below, the ratio of Operating Cash Flow to Total Cash Interest Expense, in each case for the four consecutive Fiscal Quarters ending on such day, to be not less than the required ratio set forth below opposite such

                  Fiscal Quarter:

                       Fiscal Quarter Ending                    Required Ratio
                       ---------------------                    --------------

             December 31, 2001                                           1.20x

             March 31, 2002                                              1.20x

             June 30, 2002                                               1.20x

             September 30, 2002                                          1.20x

             December 31, 2002                                           1.25x

             March 31, 2003                                              1.30x

             June 30, 2003                                               1.30x

             September 30, 2003                                          1.30x

             December 31, 2003                                           1.30x

             March 31, 2004 and thereafter                               1.40x


                  (iii) the Senior Debt to Operating Cash Flow Ratio covenant levels set forth in subsection (n) of this Section 5.01 shall be amended by amending and restating the table contained therein to read in its entirety as follows:

                       Fiscal Quarter Ending                    Required Ratio
                       ---------------------                    --------------

             December 31, 2001                                           4.00x

             March 31, 2002                                              4.00x

             June 30, 2002                                               4.00x

             September 30, 2002                                          4.00x

             December 31, 2002                                           3.75x

             March 31, 2003                                              3.75x

             June 30, 2003 and thereafter                                3.50x

                  (iv) the following new Senior Secured Debt to Operating Cash Flow covenant shall become effective:

         Senior Secured Debt to Operating Cash Flow Ratio. Cause, as of the last day of each Fiscal Quarter set forth below, the ratio of (A) Senior Secured Debt as of such day to (B) Operating Cash Flow for the four consecutive Fiscal Quarters ending on such day to be not greater than the required ratio set forth below opposite the last day of such Fiscal
         Quarter:

                       Fiscal Quarter Ending                   Required Ratio
                       ---------------------                   --------------

         December 31, 2001 through and including December               2.00x
         31, 2002

         March 31, 2003 through and including March 31,                 1.75x
         2004

                  (v) the Debt to Operating Cash Flow Ratio covenant in subsection (o) of this Section 5.01 is amended by (a) replacing the phrase "commencing with the Fiscal Quarter ending on March 31, 2003," with the phrase "commencing with the Fiscal Quarter ending on June 30, 2004," and (b) amending and restating the table contained therein to read in its entirety as follows:

                       Fiscal Quarter Ending                   Required Ratio
                       ---------------------                   --------------

              June 30, 2004                                             7.35x

              September 30, 2004                                        7.35x

              December 31, 2004                                         7.35x

              March 31, 2005                                            7.35x

              June 30, 2005                                             7.35x

              September 30, 2005 and thereafter                         7.00x

         SECTION 2.10. Debt Covenant. Section 5.02(b) of each of the Credit
                       -------------
Agreements is amended by deleting the "and" at the end of clause (E), replacing the period at the end of clause (F) with "; and", and inserting the following new clause (G) immediately after clause (F) thereof:

                  "(G)     Permitted Senior Unsecured Debt."

         SECTION 2.11.  Additional Negative Covenant.  Section 5.02 of each of
                        ----------------------------
the Credit Agreements is amended by inserting the following new subsection (u) immediately after subsection (t) thereof:

                  "(u) Payment of Permitted Senior Unsecured Debt Interest. The
                       ---------------------------------------------------
         Borrower will not use any of its funds other than amounts in the Permitted Interest Reserve Account to make any regularly scheduled payment of interest on the Permitted Senior Unsecured Debt if and to the extent the Permitted Senior Unsecured Debt Indenture permits such amounts to be used for such purpose."

         SECTION 2.12.  Additional Reporting Requirements.  (a) Section 5.03(a)
                        ---------------------------------
of each of the Credit Agreements is amended by adding the following immediately before the phrase "as of the last day of such Fiscal Quarter" in clause (ii) thereof:

         "and, commencing with the first Fiscal Quarter ending on or after the date of the issuance of the Permitted Senior Unsecured Debt, the Senior Debt to Operating Cash Flow Ratio"

         (b) Section 5.03(r) of each of the Credit Agreements is amended by inserting the phrase ", Permitted Senior Unsecured Debt" immediately after each of the references to "Existing Subordinated Debt" therein.

         SECTION 2.13. Events of Default. Section 6.01(e) of each of the Credit
                       -----------------
Agreements is amended by inserting ", any Permitted Senior Unsecured Debt Document" immediately after the reference to "Subordinated Debt Document" therein.

         SECTION 2.14. Amendment to Pricing Schedules. (a) The Pricing Schedule
                       ------------------------------
of the Second AR Credit Agreement is amended by amending and restating the table contained therein, and the Pricing Schedule of the June 2000 Credit Agreement is amended by amending and restating the table with respect to the Term A Loan Advances contained therein, each to read in its entirety as follows:

 Debt to Operating Cash    Base Rate          CD Rate          Eurodollar      Letter of Credit
       Flow Ratio          Margin              Margin           Margin         Fee Rate
 ----------------------    ---------          -------          ----------      ----------------
         > 7.00x               2.250%         3.625%            3.500%          3.500%
         -

         > 6.50x               1.750%         3.125%            3.000%          3.000%
         -

         > 6.00x               1.250%         2.625%            2.500%          2.500%
         -

         > 5.50x               1.000%         2.375%            2.250%          2.250%
         -

         > 5.00x               0.750%         2.125%            2.000%          2.000%
         -
(Less than) 5.00x              0.500%         1.875%            1.750%          1.750%


         (b) The Pricing Schedule of the June 2000 Credit Agreement is further amended by amending and restating the table with respect to the Term Loan B Advances contained therein to read in its entirety as follows:

Base Rate Margin                     CD Rate Margin                     Eurodollar Margin
----------------                     --------------                     -----------------
2.500%                               3.875%                             3.750%

         (c) The Pricing Schedule of the Second AR Credit Agreement is further amended by adding the following three provisos immediately after the existing proviso thereto and the Pricing Schedule of the June 2000 Credit Agreement is further amended by adding the following three provisos immediately after each of the two existing provisos thereto:

                  provided further that unless the Permitted Senior Unsecured Debt shall have been issued on or prior to March 31, 2002, each of the margins and rates in the above table shall be increased by 0.25% on such date and shall remain at such increased levels through the Termination Date, unless the Permitted Senior Unsecured Debt shall have been issued on or prior to December 31, 2002, in which case such margins and rates shall revert to the levels set forth in the above table on and as of such date of issuance;

                  provided further that unless the Permitted Senior Unsecured Debt shall have been issued on or prior to June 30, 2002, each of the margins and rates in the above table (as previously increased according to the immediately preceding proviso) shall be increased by 0.25% on such date and shall remain at such increased levels through the Termination Date, unless the Permitted Senior Unsecured Debt shall have been issued on or prior to December 31, 2002, in which case the margins and rates shall revert to the levels set forth in the above table (without giving effect to any increases pursuant to the immediately preceding proviso) on and as of such date of issuance; and

                  provided further that for any day on or after the date of issuance of the Permitted Senior Unsecured Debt when the Senior Debt to Operating Cash Flow Ratio as specified in the most recent Notice of Debt to Operating Cash Flow Ratio received by the Administrative Agent on or before such day is equal to or greater than 3.50x, each of the margins and rates in the above table (as previously adjusted according to the two immediately preceding provisos) shall be increased by 0.25%, provided that if the Borrower shall fail to provide a Notice of Debt to Operating Cash Flow Ratio in accordance with the provisions of Section 5.03(a), as the case may be, each of the margins and rates in the above table shall, on the date that is five (5) Business Days after the date by which the Borrower was so required to provide such Notice of Debt to Operating Cash Flow Ratio to the Administrative Agent and each Lender, be determined as if the Senior Debt to Operating Cash Flow Ratio is equal to or greater than 3.50x until such time as such Notice of Debt to Operating Cash Flow Ratio is provided, whereupon each of the margins and rates in the above table shall be determined in accordance with the Senior Debt to Operating Cash Flow Ratio therein presented.

         SECTION 2.15. Consent to 1996 Subordinated Notes Amendment. In
                       --------------------------------------------
accordance with Section 5.02(m)(ii) of each of the Credit Agreements, the undersigned Lenders hereby consent to the Borrower's amendment of the 1996 Subordinated Notes Indenture as provided in the Borrower's Consent Solicitation Statement dated October 26, 2001.

         SECTION 2.16. Covenant Calculations. (a) For purposes of calculating
                       ---------------------
compliance with the financial covenants set forth in Sections 5.01(l) through 5.01(p) of each of the Credit Agreements, (i) Consolidated Net Income for any period shall be calculated on a Pro Forma Basis excluding (net of income tax effect) the fees paid by the Borrower to the Lenders and the Agents in connection with this Amendment No. 4 and any placement agent fees (or comparable underwriters' discount) paid by the Borrower in connection with the issuance of the Permitted Senior Unsecured Debt during such period, (ii) Total Interest Expense and Total Cash Interest Expense, as applicable, for any period shall be calculated on a Pro Forma basis as if the prepayments by the Borrower of the Term Loan A Advances, Other Term Loan A Advances and Term B Advances in connection with the $103,500,000 class A common stock issuance consummated on June 26, 2001 and, if the Borrower has issued the Permitted Senior Unsecured Debt, the issuance of the Permitted Senior Unsecured Debt, occurred on the first day of such period and (iii) Operating Cash Flow for any period shall be calculated, if such accounting period includes the Fiscal Quarter ending on December 31, 2001, by adding up to $3,102,000 in costs (to the extent incurred) associated with achieving certain cost savings under the Borrower's 2002 expense reduction program (and such amount shall be deemed to be included as a "Total Cost Savings Add-Back" for purposes of the last sentence of clause (i) of Section 2.09(b) of each of the Credit Agreements.)

         (b) For the avoidance of doubt, in any instance after or in connection with the issuance of the Permitted Senior Unsecured Debt in which the Borrower is required to certify actual or projected compliance with the financial covenants set forth in Sections 5.01(l) through (o) of each of the Credit Agreements (including delivery of a compliance certificate in the form of Exhibit J to each of the Credit Agreements), such certification or projection shall be as to such covenants as and to the extent amended by the new Section 5.01(p) set forth in this Amendment No. 4, and shall include the new Senior Secured Debt to Operating Cash Flow Ratio covenant set forth in clause (iv) of such Section 5.01(p).

         (c) In the event and as of the date the Borrower issues the Permitted Senior Unsecured Debt, each reference in each of the Credit Agreements to "Total Interest Expense" shall be deemed to be a reference to "Total Cash Interest Expense".

                                   ARTICLE III
                                  MISCELLANEOUS

         SECTION 3.01.  Representations Correct: No Default.  The Borrower
                        -----------------------------------
represents and warrants that on and as of the date hereof: (i) the representations and warranties contained in each of the Credit Agreements and each of the other Loan Documents are correct; and (ii) no event has occurred and is continuing which (assuming the effectiveness of this Amendment) constitutes (or would constitute) a Default.

         SECTION 3.02. Effectiveness. (a) This Amendment No. 4 shall become
                       -------------
effective upon the date (the "Effective Date") when the Administrative Agent receives duly executed counterparts hereof signed by the Borrower, each Guarantor and the Majority Lenders (or, in the case of any party as to which an executed counterpart thereof shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party). The calculation of any commitment fees and accrued interest and letter of credit fees on Advances, Letters of Credit and unpaid reimbursement obligations outstanding on the Effective Date shall reflect as of the Effective Date the changes in the Pricing Schedules made hereby.

         (b) (i) If the Effective Date occurs, the Borrower shall pay the Administrative Agent, in immediately available funds, for the account of each Lender (a "Consenting Lender") that has evidenced its agreement hereto as provided in Section 3.02(a) by 3:00 P.M. (New York City time) on the later of
(i) November 21, 2001 and (ii) the Domestic

Business Day on which the Administrative Agent issues a notice to the Lenders under each Credit Agreement saying this Amendment No. 4 has become effective (such later date being the "Fee Determination Date"), an amendment fee in an amount equal to 0.50% of the sum of (1) the Revolving Credit Commitment of such Consenting Lender (determined as of the opening of business on the Effective
Date), and (2) the outstanding principal amount of such Consenting Lender's Term Loan A Advances and Term Loan B Advances (determined as of the opening of business on the Effective Date), such amendment fees being due on the first Domestic Business Day after the Fee Determination Date.

                  (ii) If the Effective Date occurs but the Borrower has not issued the Permitted Senior Unsecured Debt on or prior to March 31, 2002, the Borrower shall pay the Administrative Agent, in immediately available funds, for the account of each Lender, a supplemental amendment fee in an amount equal to 0.125% of the sum of (1) the Revolving Credit Commitment of such Lender (determined as of the opening of business on March 31, 2002), and (2) the outstanding principal amount of such Lender's Term Loan A Advances and Term Loan B Advances (determined as of the opening of business on March 31, 2002), such amendment fees being due on the first Domestic Business Day after March 31, 2002.

                  (iii) If the Effective Date occurs but the Borrower has not issued the Permitted Senior Unsecured Debt on or prior to June 30, 2002, the Borrower shall pay the Administrative Agent, in immediately available funds, for the account of each Lender, a supplemental amendment fee (in addition to the supplemental amendment fees paid pursuant to Section 3.02(b)(ii)) in an amount equal to 0.375% of the sum of (1) the Revolving Credit Commitment of such Lender (determined as of the opening of business on June 30, 2002), and (2) the outstanding principal amount of such Lender's Term Loan A Advances and Term Loan B Advances (as of the opening of business on June 30, 2002), such amendment fees being due on the first Domestic Business Day after June 30, 2002.

         SECTION 3.03.  GOVERNING LAW.  THIS AMENDMENT NO. 4 SHALL BE GOVERNED
                        -------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


         SECTION 3.04. Effect of Amendments. Except as expressly set forth
                       --------------------
herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of either of the Credit Agreements or any other Loan Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         SECTION 3.05.  Execution in Counterparts.  This Amendment No. 4 may be
                        -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed being deemed an original and all of which taken together constituting one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed by their respective authorized officers as of the date first above written.

                                YOUNG BROADCASTING INC.

                                By:      /s/ James A. Morgan
                                         ---------------------------------------
                                         Title:  Executive Vice President
                                                 and Chief Financial Officer

                                BANKERS TRUST COMPANY, AS
                                ADMINISTRATIVE AGENT


                                By:      /s/ Gregory Shefrin
                                        ----------------------------------------
                                         Title: Director


                                FIRST UNION NATIONAL BANK, AS
                                SYNDICATION AGENT

                                By:      /s/ Jeffrey M. Graci
                                         ---------------------------------------
                                         Title: Director


                                CIBC WORLD MARKETS CORP., AS
                                SYNDICATION AGENT

                                By:      /s/ Tefta Ghilaga
                                         ---------------------------------------
                                         Title: Executive Director

                                 BANKS
                                 -----

                                            ADDISON CDO, LIMITED (Acct 1279)
                                            By: Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor


                                            By: /s/ Mohan V. Phansalkar
                                                --------------------------------
                                            Title: Executive Vice President

                                AIMCO CDO SERIES 2000-A

                                By: /s/ Jerry D. Zinkula
                                    --------------------------------------------
                                Title: Authorized Signatory

                                By: /s/ Patricia W. Wilson
                                    --------------------------------------------
                                Title: Authorized Signatory

                                ALLSTATE LIFE INSURANCE
                                COMPANY


                                By: /s/ Jerry D. Zinkula
                                    --------------------------------------------
                                Title: Authorized Signatory

                                By: /s/ Patricia W. Wilson
                                    --------------------------------------------
                                Title: Authorized Signatory


                                AMEX-SEQUILS-CENTURION V, LTD.



                                By:
                                    --------------------------------------------
                                Name:
                                Title:



                                            AMMC CDO II, LIMITED
                                            By:      American Money Management
                                            Corp., as Collateral Manager

                                            By:/s/ David P. Meyer
                                               ---------------------------------
                                            Title: Vice President


                                            APEX (IDM) CDO I, LTD.


                                            By:/s/ Mark K. Misenheimer
                                               ---------------------------------
                                            Title: Senior Vice President


                                            APEX (Trimaran) CDO I, LTD.
                                            By: Trimaran Advisors, L.L.C.

                                            By: /s/ Dean T. Criares
                                                --------------------------------
                                            Title:  Managing Director


                                            ARCHIMEDES FUNDING III, LTD.
                                            By:   ING Capital Advisors LLC, as
                                            Collateral Manager

                                            By: /s/ Mark M. O'Shaughnessy
                                                --------------------------------
                                            Title: Vice President

                                            ARCHIMEDES FUNDING IV
                                           (CAYMAN), LTD.

                                            By:    NG Capital Advisors LLC, as
                                            Collateral Manager

                                            By: /s/ Mark M. O'Shaughnessy
                                                --------------------------------
                                            Title: Vice President


                                            ARES III CLO LTD.
                                            By:      ARES CLO Management LLC,
                                            Investment Manager

                                            By:/s/ Seth J. Brufsky
                                               ---------------------------------
                                            Title: Vice President


                                            ARES IV CLO, LTD.
                                            By:   ARES CLO Management IV, L.P.,
                                            Investment Manager
                                            By:   Ares CLO GP IV, LLC, Its
                                            Managing Member

                                            By:/s/ Seth J. Brufsky
                                               ---------------------------------
                                            Title: Vice President


                                            ARES V CLO LTD.
                                            By:   Ares CLO Management V, L.P.,
                                                  Investment Manager
                                            By:   Ares CLO GP V, LLC,
                                                  Its Managing Member

                                            By: /s/ Seth J. Brufsky
                                                --------------------------------
                                            Title: Vice President


                                            ARES LEVERAGED INVESTMENT
                                            FUND L.P.
                                            By:      ARES Management, L.P.
                                            Its:     General Partner


                                            By:/s/ Seth J. Brufsky
                                               ---------------------------------
                                            Title: Vice President


                                            ARES LEVERAGED INVESTMENT
                                            FUND II, L.P.
                                            By:      ARES Management II, L.P.
                                            Its:     General Partner



                                            By:/s/ Seth J. Brufsky
                                               --------------------------------
                                            Title: Vice President

                                            ATHENA CDO, LIMITED (Acct 1277)
                                            By:   Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor

                                            By:/s/ Mohan V. Phansalkar
                                               ---------------------------------
                                            Title:   Executive Vice President


                                            THE BANK OF TOKYO-MITSUBISHI
                                            TRUST COMPANY

                                            By:/s/ W. Vukovich
                                               ---------------------------------
                                            Title: Vice President


                                            BANKERS TRUST COMPANY


                                            By: /s/ Gregory Shefrin
                                                --------------------------------
                                            Title: Director


                                            BANKERS TRUST COMPANY


                                            By: /s/ Gregory Shefrin
                                                --------------------------------
                                            Title: Director


                                            CAPTIVA II FINANCE LTD.


                                            By:/s/ Paul Cope
                                               ---------------------------------
                                            Title: Director


                                            CAPTIVA III FINANCE LTD. (Acct 275)
                                            as advised by Pacific Investment
                                            Management Company LLC

                                            By:/s/ David Dyer
                                               ---------------------------------
                                            Title: Director

                                            CARAVELLE-APEX
                                            (TRIMARAN) CDO I, LTD.


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                            CARAVELLE INVESTMENT FUND, L.L.C.;
                                            by Trimaran Advisors, L.L.C.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            CARLYLE HIGH YIELD PARTNERS, L.P.


                                            By:/s/ Linda M. Pace
                                               ---------------------------------
                                            Title: Vice President


                                            CARLYLE HIGH YIELD PARTNERS II, LTD.


                                            By:/s/ Linda M. Pace
                                               ---------------------------------
                                            Title: Vice President


                                            CENTURION CDO II LTD.
                                            By:      American Express Asset
                                            Management Group Inc., as
                                            Collateral Manager


                                            By:/s/ Michael M. Leyland
                                               ---------------------------------
                                            Title: Managing Director


                                          CENTURION CDO III, LIMITED
                                          By: American Express Asset Management
                                              Group Inc. as Collateral Manager

                                            By:/s/ Michael M. Leyland
                                               ---------------------------------
                                            Title: Managing Director

                                            COLUMBUS LOAN FUNDING, LTD.
                                            By:      Travelers Asset Management
                                            International Company, LLC

                                            By:/s/ Pamela Westmoreland
                                               ---------------------------------
                                            Title: Vice President


                                            CONTINENTAL ASSURANCE
                                            COMPANY SEPARATE ACCOUNT (E)
                                            By:  TCW Asset Management Company as
                                            Attorney-in-Fact

                                            By:/s/ Mark L. Gold
                                               ---------------------------------
                                            Title: Managing Director

                                            By:/s/ Jonathan R. Insull
                                               ---------------------------------
                                            Title: Senior Vice President


                                            CREDIT INDUSTRIEL ET
                                            COMMERCIAL

                                            By:/s/ Marcus Edward
                                               ---------------------------------
                                            Title: Vice President

                                            By:/s/ Anthony Rock
                                               ---------------------------------
                                            Title: Vice President


                                            CYPRESSTREE INVESTMENT
                                            PARTNERS I, LTD.


                                            By:/s/ Jonathan D. Sharkey
                                               ---------------------------------
                                            Title: Principal


                                            CYPRESSTREE INVESTMENT
                                            PARTNERS II LTD.


                                            By:/s/ Jonathan D. Sharkey
                                               ---------------------------------
                                            Title: Principal


                                            CYPRESSTREE INVESTMENT MANAGEMENT
                                            COMPANY, INC.
                                            As:   Attorney-in-Fact and on behalf
                                            of First Allmerica Financial Life
                                            Insurance Company as Portfolio
                                            Manager


                                            By:/s/ Jonathan D. Sharkey
                                               ---------------------------------
                                            Title: Principal

                                            DAI-ICHI KANGYO BANK, LIMITED


                                            By:/s/ Yudesh Sohan
                                               ---------------------------------
                                            Title: Credit Officer


                                            DELANO COMPANY (Acct 274)
                                            By:  Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor

                                            By:/s/ Mohan V. Phansalkar
                                               ---------------------------------
                                            Title: Executive Vice President


                                            ELC (CAYMAN) LTD., 2000-I


                                            By:/s/ Mark K. Misenheimer
                                               ---------------------------------
                                            Title:   Senior Vice President


                                            ERSTE BANK DER
                                            OESTERREICHISCHEN SPARKASSEN
                                            AG


                                            By:/s/ Robert J. Wagman
                                               ---------------------------------
                                            Title: Vice President

                                            By:/s/ John S. Runnion
                                               ---------------------------------
                                            Title: Managing Director


                                            FIDELITY ADVISOR SERIES II:
                                            FIDELITY ADVISOR FLOATING RATE
                                            HIGH INCOME


                                            By:/s/ Ben H. Costello
                                               ---------------------------------
                                            Title: Assistant Treasurer


                                            FIRST ALLMERICA FINANCIAL LIFE
                                            INSURANCE COMPANY


                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

                                           FIRST SUNAMERICA LIFE
                                           INSURANCE COMPANY

                                           By: /s/ John G. Lapham
                                               ---------------------------------
                                               Title: Authorized Agent

                                           FIRST UNION NATIONAL BANK


                                            By: /s/ Jeffrey M. Graci
                                                --------------------------------
                                                Title: Director


                                            FLEET NATIONAL BANK


                                            By:/s/ Patrick Bonebrake
                                               ---------------------------------
                                            Title: Vice President


                                            GALAXY CLO 1999-1, LTD.
                                            By: SAI Investment Advisor, Inc.,
                                            its Collateral Manager

                                            By:/s/ John G. Lapham
                                               ---------------------------------
                                              Title: Authorized Agent


                                            GENERAL MOTORS EMPLOYEES
                                            GLOBAL GROUP PENSION TRUST,
                                            by State Street Bank and Trust
                                            Company as Trustee


                                            By:
                                                --------------------------------
                                            Name:
                                            Title:


                                      GENERAL MOTORS WELFARE
                                      BENEFITS TRUST,
                                      by  State Street Bank and Trust Company as
                                      Trustee


                                      By:
                                          -------------------------------------
                                      Name:
                                      Title:

                                     GOLDMAN SACHS CREDIT
                                     PARTNERS L.P.


                                      By:
                                          -------------------------------------
                                      Name:
                                      Title:


                                      HARCH CLO I LIMITED


                                      By:
                                          -------------------------------------
                                      Name:
                                      Title:


                                      HELLER FINANCIAL INC.


                                      By:/s/ Sheila C. Weimer
                                         ---------------------------------------
                                      Title: Vice President


                                      INDOSUEZ CAPITAL FUNDING IV, L.P.


                                       By:/s/ Jack C. Henry
                                          --------------------------------------
                                          Title: Principal



                                                     INDOSUEZ CAPITAL FUNDING
                                                     VI, LIMITED


                                                     By:/s/ Jack C. Henry
                                                        ------------------------
                                                     Title: Principal


                                                    INDOSUEZ-RIVIERA FUNDING
                                                    LLC


                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:

                                            KZH CYPRESSTREE-1 LLC


                                            By:/s/ Susan Lee
                                               ---------------------------------
                                            Title: Authorized Agent


                                            KZH ING-1 LLC

                                            By:/s/ Susan Lee
                                               ---------------------------------
                                            Title: Authorized Agent


                                            KZH ING-2 LLC

                                            By:/s/ Susan Lee
                                               ---------------------------------
                                            Title: Authorized Agent


                                                     KZH LANGDALE LLC


                                                     By:/s/ Susan Lee
                                                        ------------------------
                                                     Title: Authorized Agent


                                            KZH PONDVIEW LLC

                                            By:/s/ Susan Lee
                                               ---------------------------------
                                            Title: Authorized Agent


                                            KZH SOLEIL LLC

                                            By:/s/ Susan Lee
                                               ---------------------------------
                                            Title: Authorized Agent

                                            KZH SOLEIL-2 LLC

                                            By:/s/ Susan Lee
                                               ---------------------------------
                                            Title: Authorized Agent


                                            KZH STERLING LLC

                                            By:/s/ Susan Lee
                                               ---------------------------------
                                            Title: Authorized Agent


                                            KZH WATERSIDE LLC


                                            By:/s/ Susan Lee
                                               ---------------------------------
                                            Title: Authorized Agent


                                            LIBERTY- STEIN ROE ADVISOR
                                                 FLOATING RATE ADVANTAGE FUND,
                                            by Stein Roe & Farnham Incorporated
                                            as Advisor


                                            By:/s/ James R. Fellows
                                               ---------------------------------
                                            Title:   Senior Vice President &
                                                     Portfolio Manager


                                         LONGHORN CDO (CAYMAN) LTD.
                                         By: Merrill Lynch Investment Managers,
                                         L.P. as Investment Advisor

                                         By:/s/ Joseph Matteo
                                            ---------------------------------
                                         Title: Authorized Signatory


                                            MADISON AVENUE CDO I, LIMITED, by
                                            METROPOLITAN LIFE INSURANCE
                                            COMPANY as Collateral Manager



                                            By:/s/ James R. Dingler
                                               ---------------------------------
                                            Title: Director

                                             MADISON AVENUE CDO III,
                                             LTD, by Metropolitan Life Insurance
                                             Company, as Collateral Manager



                                             By:/s/ James R. Dingler
                                                --------------------------------
                                             Title: Director


                                              MASTER SENIOR FLOATING RATE
                                              TRUST


                                              By:/s/ Joseph Matteo
                                              ----------------------------------
                                              Title: Authorized Signatory


                                            MELLON BANK, N.A.


                                            By:/s/ Raghunatha Reddy
                                               ---------------------------------
                                            Title: Lending Officer


                                            MERRILL LYNCH MASTER SENIOR
                                            FLOATING RATE TRUST


                                            By:/s/ Joseph Matteo
                                               ---------------------------------
                                            Title: Authorized Signatory


                                            MERRILL LYNCH SENIOR FLOATING
                                            RATE FUND, INC.


                                            By:/s/ Joseph Matteo
                                               ---------------------------------
                                            Title: Authorized Signatory


                                            METROPOLITAN LIFE INSURANCE COMPANY


                                            By:/s/ James R. Dingler
                                               ---------------------------------
                                            Title: Director

                                            METROPOLITAN PROPERTY AND
                                            CASUALTY INSURANCE


                                            By:/s/ James R. Dingler
                                               ---------------------------------
                                            Title: Director


                                            MUIRFIELD TRADING LLC


                                            By/s/ Ann E. Morris
                                              ----------------------------------
                                            Title: Assistant Vice President


                                            MUZINICH CASHFLOW CBO, LTD.


                                            By:/s/ Daniel Naccarella
                                               ---------------------------------
                                            Title: Authorized Signatory


                                        NATEXIS BANQUES POPULAIRES


                                        By:/s/ Evan S. Kraus
                                           ---------------------------------
                                        Title:   Vice President

                                        By:/s/ Cynthia E. Sachs
                                           ---------------------------------
                                        Title:   Vice President Group Manager


                                        NEMEAN CLO, LTD.
                                        By:  ING Capital Advisors LLC, as
                                             Investment Manager



                                         By:/s/ Mark M. O'Shaughnessy
                                            --------------------------------
                                         Title: Vice President


                                         NORSE CBO, LTD.
                                         By: Regiment Capital Management, LLC
                                             as its Investment Advisor
                                         By: Regiment Capital Advisors, LLC
                                             its
                                             Manager and pursuant to delegated
                                             authority


                                         By:/s/ Timothy S. Peterson
                                            ---------------------------------
                                         Title: President

                                    NORTH AMERICAN SENIOR
                                    FLOATING  RATE FUND INC.
                                    By: Stanfield Capital Partners LLC as
                                        Subadvisor

                                    By:/s/ Christopher A. Bondy
                                       -----------------------------------------
                                    Title: Partner


                                    OLYMPIC FUNDING TRUST, SERIES
                                    1999-1


                                    By:/s/ Ann E. Morris
                                       -----------------------------------------
                                    Title: Authorized Agent


                                    PIMCO-SEQUILS-MAGNUM



                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                            PINEHURST TRADING, INC.



                                            By:/s/ Ann E. Morris
                                               --------------------------------
                                            Title:   Assistant Vice President


                                            PORTFOLIO

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                    REGIMENT CAPITAL, LTD.
                                    By: Regiment Capital Management, LLC
                                        as its Investment Advisor
                                    By: Regiment Capital Advisors, LLC its
                                    Manager and pursuant to delegated authority


                                    By:/s/ Timothy S. Peterson
                                       ----------------------------------------
                                    Title: President

                                                RIVIERA FUNDING LLC



                                                By:/s/ Ann E. Morris
                                                   -----------------------------
                                                Title: Assistant Vice President


                                            SAWGRASS TRADING LLC


                                            By:/s/ Ann E. Morris
                                               ---------------------------------
                                            Title: Assistant Vice President


                                                   SCM COMMUNICATIONS CBO I LTD.



                                                   By:
                                                      --------------------------
                                                   Name:
                                                   Title:


                                                   SCUDDER FLOATING RATE FUND

                                                   By:/s/ Kelly Babson
                                                        ------------------------
                                                   Title: Managing Director


                                            SENIOR DEBT PORTFOLIO
                                            By: Boston Management and Research
                                                 as Investment Advisor


                                            By:/s/ Payson F. Swaffield
                                               ---------------------------------
                                            Title: Vice President


                                        SEQUILS I, LTD.
                                        By: TCW Advisors, Inc. as its Collateral
                                            Manager


                                        By:/s/ Mark L. Gold
                                           ------------------------------------
                                        Title: Managing Director

                                        By:/s/ Jonathan R. Insull
                                           ------------------------------------
                                        Title: Senior Vice President

                                        SEQUILS IV, LTD.
                                        By: TCW Advisors, Inc. as its Collateral
                                            Manager



                                        By:/s/ Mark L. Gold
                                           -------------------------------------
                                        Title: Managing Director

                                        By:/s/ Jonathan R. Insull
                                           -------------------------------------
                                        Title: Senior Vice President


                                           SEQUILS-CENTURION V, LTD.
                                           By: American Express Asset Management
                                           Group Inc. as Collateral Manager

                                           By:/s/ Michael M. Leyland
                                              ------------------------
                                           Title: Managing Director


                                        SEQUILS-CUMBERLAND I, LTD.
                                        By:      Deerfield Capital Management,
                                        L.L.C., as its Collateral Manager

                                        By:/s/ Mark E. Wittnebel
                                           -------------------------------------
                                        Title: Senior Vice President


                                        SEQUILS-ING I (HBDGM), LTD.
                                        By:  ING Capital Advisors LLC, as
                                             Collateral Manager

                                        By:/s/ Mark M. O'Shaughnessy
                                           -------------------------------------
                                        Title: Vice President


                                     SEQUILS-MAGNUM, LTD. (#1280)
                                     By: Pacific Investment Management
                                         Company LLC, as its Investment Advisor

                                     By:/s/ Mohan V. Phansalkar
                                        ------------------------
                                     Title: Executive Vice President


                                            SRF 2000 LLC


                                            By:/s/ Ann E. Morris
                                               ---------------------------------
                                            Title: Assistant Vice President

                                       STANFIELD ARBITRAGE CDO,
                                       LTD.

                                       By: Stanfield Capital Partners LLC as its
                                           Collateral Manager


                                       By:/s/ Christopher A. Bondy
                                          ------------------------
                                       Title: Partner


                                       STANFIELD CLO, LTD.
                                       By: Stanfield Capital Partners LLC as its
                                           Collateral Manager


                                       By:/s/ Christopher A. Bondy
                                              ---------------------------------
                                       Title: Partner


                                       STANFIELD- KZH LANGDALE
                                       LLC


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       STANFIELD/RMF TRANSATLANTIC
                                       CDO LTD.
                                       By: Stanfield Capital Partners LLC as its
                                           Collateral Manager


                                       By:/s/ Christopher A. Bondy
                                              ---------------------------------
                                              Title: Partner


                                   STEIN ROE & FARNHAM CLO I LTD., by
                                   Stein Roe & Farnham Incorporated as
                                   Portfolio Manager


                                   By:/s/ James R. Fellows
                                      ------------------------------------------
                                   Title: Senior Vice President & Portfolio
                                          Manager


                                   STEIN ROE FLOATING RATE LIMITED
                                        LIABILITY COMPANY


                                   By:/s/ James R. Fellows
                                      ------------------------------------------
                                   Title: Senior Vice President & Portfolio
                                          Manager

                                            SUNAMERICA LIFE INSURANCE
                                            COMPANY



                                            By:/s/ John G. Lapham
                                               ---------------------------------
                                            Title: Authorized Agent


                                            SUNTRUST BANK


                                            By:/s/ David G. Jones
                                               ---------------------------------
                                            Title: Managing Director


                                             TCW- KZH CRESCENT-2 LLC


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                            TCW SELECT LOAN FUND, LIMITED
                                            By: TCW Advisors, Inc. as its
                                            Collateral Manager


                                            By:/s/ Mark L. Gold
                                               ---------------------------------
                                            Title:   Managing Director

                                            By:/s/ Jonathan R. Insull
                                               ---------------------------------
                                            Title;   Senior Vice President


                                            TORONTO DOMINION (NEW YORK),   INC.


                                            By:/s/ Stacey Malek
                                               ---------------------------------
                                            Title:   Vice President


                                            TRAVELERS CORPORATE LOAN FUND
                                            INC.

                                            By: Travelers Asset Management
                                                International Company, LLC


                                            By:/s/ Pamela Westmoreland
                                               --------------------------------
                                            Title: Vice President

                                            UNITED OF OMAHA LIFE INSURANCE
                                            COMPANY
                                            By:   TCW Asset Management Company,
                                                  its Investment Advisor

                                            By:/s/ Mark L. Gold
                                               ---------------------------------
                                            Title: Managing Director

                                            By:/s/ Jonathan R. Insull
                                               ---------------------------------
                                            Title: Senior Vice President


                                            US BANK, NATIONAL ASSOCIATION


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                      WINDSOR LOAN FUNDING, LIMITED
                                      By: Stanfield Capital Partners LLC as its
                                      Investment Manager


                                      By:/s/ Christopher A. Bondy
                                         ---------------------------------------
                                      Title: Partner


                                      WINGED FOOT FUNDING TRUST


                                      By:/s/ Ann E. Morris
                                         --------------------------------------
                                      Title: Authorized Agent

Each of the undersigned Guarantors hereby consents

to the foregoing Amendment No. 4:

YOUNG BROADCASTING OF LANSING, INC.
YOUNG BROADCASTING OF LOUISIANA, INC.
YOUNG BROADCASTING OF LA CROSSE, INC.
YOUNG BROADCASTING OF NASHVILLE, INC.
YOUNG BROADCASTING OF ALBANY, INC.
WINNEBAGO TELEVISION CORPORATION
KLFY, L.P.
         By:    Young Broadcasting of Louisiana, Inc., its General Partner
WKRN, G.P.

         By:    Young Broadcasting of Nashville, Inc., its General Partner
LAT, INC.
YBT, INC.

YOUNG BROADCASTING OF RICHMOND, INC.
YOUNG BROADCASTING OF GREEN BAY, INC.
YOUNG BROADCASTING OF KNOXVILLE, INC.
WATE, G.P.

         By:    Young Broadcasting of Knoxville, Inc., its General Partner
YBK, INC.

YOUNG BROADCASTING OF DAVENPORT, INC.
YOUNG BROADCASTING OF SIOUX FALLS, INC.
YOUNG BROADCASTING OF RAPID CITY, INC.
YOUNG BROADCASTING OF LOS ANGELES, INC.
FIDELITY TELEVISION, INC.

YOUNG BROADCASTING OF SAN FRANCISCO, INC.
YOUNG HOLDING COMPANY, INC.
YBSF INC.
ADAM YOUNG INC.
HONEY BUCKET FILMS, INC.

         By:      /s/ James A. Morgan
                  --------------------------------
         Title:   Executive Vice President
                  and Chief Financial Officer